UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 23, 2026

VOLATO GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1954 Airport Road, Suite 124

Chamblee, GA 30341

(Address of principal executive offices) (zip code)

844-399-8998

Registrant’s telephone number, including area code

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SOARW	OTC Markets Group, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2026, Volato Group, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), dated as of June 27, 2026, with certain investors (collectively, the “Investors”) for the sale by the Company of an aggregate of 11,038,767 shares (the “Shares”) of the Company’s Class A common stock, par value $0.0001 per share, at a per share price of $0.165 in a registered direct offering. The closing of the offering is subject to the satisfaction of certain customary closing conditions including, without limitation, approval by the NYSE American LLC of a supplemental listing application for the Shares. The Company expects to receive gross proceeds of approximately $1,821,397.02 from the offering, before deducting transaction fees and offering expenses payable by the Company. The Shares are being offered directly to the Investors, without a placement agent or underwriter. As a result, the Company is not paying underwriting discounts or commissions in connection with the offering.

The Purchase Agreement contains customary mutual representations and warranties, as well as indemnification provisions and covenants by the Company, including agreements by the Company not to (i) issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any shares of common stock or Common Stock Equivalents (as defined in the Purchase Agreement) for a period of thirty days after the closing, (ii) file any registration statement, or any amendment or supplement thereto, other than the Prospectus Supplement (as defined below) or a registration statement on Form S-8 in connection with any employee benefit plan for a period of thirty days after the closing, and (iii) enter into any Variable Rate Transactions (as defined in the Purchase Agreement and subject to certain exceptions) for a period of nine months after the closing. We also agreed to reimburse the Investors for all costs and expenses incurred by them or their respective affiliates in connection with the structuring, documentation, negotiation, and closing of the transactions, subject to a cap of $25,000.

Among other things, each Investor represented to the Company that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). The Company offered and will issue the Shares in reliance upon the exemptions from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder, based in part on representations made by the Investors. The securities were offered without any general solicitation by the Company or its representatives and no sales commissions were paid in connection with the sales of these securities.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The offering of the Shares is being made pursuant to a shelf registration statement on Form S-3 (File No. 333-290219), which was originally filed by the Company with the Securities and Exchange Commission on September 12, 2025, and was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on September 30, 2025. This Current Report on Form 8-K is not an offer to sell or a solicitation of an offer to buy any securities, nor will there be any sales of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2026, Alan Gaines notified the Company of his resignation from the Company’s Board of Directors (the “Board”), effective June 24, 2026. Following the termination of the merger agreement with M2i Global, Inc. on June 4, 2026, the Company publicly stated its intent to seek potential transactions in the AI and digital infrastructure sector. Mr. Gaines advised the Company that he is the founder and executive chairman of a digital infrastructure company that could be viewed as a potential competitor as the Company evaluates its strategic alternatives in the sector. In light of this affiliation, Mr. Gaines notified the Company that he determined to resign to permit the Board to evaluate potential strategic transactions without any perceived conflict. Mr. Gaines’ resignation was not the result of any disagreement with the Company, its management, the Board, or any committee of the Board on any matter relating to the Company’s operations, policies, or practices.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “targets,” “would,” “will,” “should,” “goal,” “could” or “may” or other similar expressions. Forward-looking statements provide management or the board’s current expectations or predictions of future conditions, events, or results. All statements that address operating performance, events, or developments that may occur in the future are forward-looking statements, including statements regarding the challenges associated with executing our growth strategy, developing, marketing and consistently delivering high-quality services that meet customer expectations. All forward-looking statements speak only as of the date they are made and reflect the Company’s good faith beliefs, assumptions, and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, the risk that the Reverse Stock Split may not have the effect of increasing the trading price of the Company’s Common Stock, the risk that the Company may not be able to maintain compliance with all continued listing requirements, and a variety of economic, competitive, and regulatory factors, many of which are beyond the Company’s control, that are described in the Company’s periodic reports filed with the SEC including its Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent reports filed with the SEC, and other factors that the Company may describe from time to time in other filings with the SEC. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement, dated June 27, 2026, between Volato Group, Inc. and the Investors party thereto.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2026

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer